                                  Table of Contents

                                           OVERVIEW
                             LETTER TO SHAREHOLDERS      1
                                  ECONOMIC SNAPSHOT      2

                                PERFORMANCE SUMMARY
                                  RETURN HIGHLIGHTS      4

                              PORTFOLIO AT A GLANCE
                                     CREDIT QUALITY      6
                      TWELVE-MONTH DIVIDEND HISTORY      6
                                   TOP FIVE SECTORS      7
      NET ASSET VALUE AND COMMON SHARE MARKET PRICE      7
                   Q&A WITH YOUR PORTFOLIO MANAGERS      8
                                  GLOSSARY OF TERMS     11

                                     BY THE NUMBERS
                           YOUR TRUST'S INVESTMENTS     12
                               FINANCIAL STATEMENTS     31
                      NOTES TO FINANCIAL STATEMENTS     36
                     REPORT OF INDEPENDENT AUDITORS     42
                         DIVIDEND REINVESTMENT PLAN     43



          BOARD OF TRUSTEES AND IMPORTANT ADDRESSES     45
                       RESULTS OF SHAREHOLDER VOTES     46
                    TRUSTEE AND OFFICER INFORMATION     47

Look to Van Kampen as a time-tested partner.

               NOT FDIC INSURED  MAY LOSE VALUE NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2002

Dear Shareholder,

Market changes are inevitable and impossible to predict. This is why investors may be best served by having a long-term portfolio, allocated among several types of assets. Through asset allocation, you may mitigate the effects of short-term fluctuations in individual investments.

Your financial advisor can help you stay the course with your long-term plan. Together, you can periodically revisit your asset allocation, and confirm that it is still suited to your individual needs. Or, if your objectives have changed, your financial advisor can help you modify your portfolio.

Whether you're building or simply fine-tuning your portfolio, we encourage you to look to Van Kampen as a time-tested partner. Consistent with our belief in the importance of asset allocation, we offer a wide range of investment products, each managed with discipline and integrity.

                  We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily happiness.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIES GENERALLY DO NOT GROW IN A STRAIGHT LINE, AS WAS EVIDENT THROUGHOUT THE REPORTING PERIOD. ON THE HEELS OF THE SECOND QUARTER'S STRONG GROWTH, THE TREND SHIFTED TOWARD A REDUCED LEVEL OF ECONOMIC ACTIVITY IN SEPTEMBER AND OCTOBER 2002.

COMPANIES, ESPECIALLY THOSE IN MANUFACTURING, CONTINUED TO EXPRESS RELUCTANCE TO EXPAND INVENTORIES AND PAYROLLS. AS THEY'VE DONE THROUGHOUT MOST OF 2002, CONSUMERS TOOK ADVANTAGE OF THE LOWEST MORTGAGE AND FINANCING RATES SEEN IN DECADES. THE MONTHS-LONG HOME AND CAR BUYING SPREES CONTINUED IN OCTOBER, BUT CONSUMER CONFIDENCE STATISTICS--A KEY INDICATION OF ECONOMIC ACTIVITY IN FUTURE MONTHS--REVEALED A DRAMATIC DROP IN SENTIMENT.

THIS UNEXPECTED DIP IN CONFIDENCE HEIGHTENED INVESTORS' CONCERNS ABOUT THE UPCOMING HOLIDAY SHOPPING SEASON. ADDITIONALLY, IT GAVE INVESTORS REASON TO BELIEVE THE FEDERAL RESERVE OPEN MARKET COMMITTEE (FOMC) WOULD CHOOSE TO LOWER RATES AT ITS UPCOMING MEETING IN EARLY NOVEMBER.*

MANY INVESTORS ALSO PROVED WARY OF THE WEST COAST'S DOCKWORKERS' LABOR DISPUTE, THE RESULTING LOCK-OUT--AND THE POTENTIALLY NEGATIVE IMPLICATIONS IT COULD HAVE ON THE ECONOMY. WHILE THE PRESIDENT'S INVOCATION OF THE TAFT-HARTLEY ACT IN EARLY OCTOBER ENABLED DOCKWORKERS TO RESUME THEIR DUTIES--AND ALLOWED MERCHANDISE TO MOVE THROUGH THE PORTS AND INTO THE STORES--MANY INVESTORS FEARED THE DELAY WOULD IMPACT SALES AND, ULTIMATELY, PROFITABILITY.

AGAINST THIS BACKDROP, INFLATION LEVELS REMAINED WELL-CONTAINED AS CRUDE OIL PRICES EXPERIENCED A DRAMATIC DROP.

*NOTE: THE FOMC CUT INTEREST RATES BY 50 BASIS POINTS ON NOVEMBER 6, BRINGING THE INTENDED FEDERAL FUNDS RATE TO 1.25%--A 40-YEAR LOW.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 2000--September 30, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 00                                                                            0.6%
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 2000--October 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60
                                                                            1.75                               1.20
                                                                            1.75                               1.10
Jul 02                                                                      1.75                               1.50
                                                                            1.75                               1.80
                                                                            1.75                               1.50
Oct 02                                                                      1.75                               2.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2002)

-------------------------------
NYSE Ticker Symbol - VGM
-------------------------------

-----------------------------------------------------------------------
One-year total return(1)                                     14.56%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      6.61%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       7.88%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  7.60%
-----------------------------------------------------------------------
Commencement date                                          01/24/92
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      6.99%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                 11.38%
-----------------------------------------------------------------------
Preferred share (Series A) rate(4)                           1.350%
-----------------------------------------------------------------------
Preferred share (Series B) rate(4)                           1.480%
-----------------------------------------------------------------------
Preferred share (Series C) rate(4)                           1.700%
-----------------------------------------------------------------------
Preferred share (Series D) rate(4)                           2.050%
-----------------------------------------------------------------------
Net asset value                                              $17.46
-----------------------------------------------------------------------
Closing common share market price                            $15.80
-----------------------------------------------------------------------
One-year high common share market price (09/27/02)           $16.87
-----------------------------------------------------------------------
One-year low common share market price (12/18/01)            $14.16
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 38.6% federal income tax bracket effective for calendar year 2002.

(4) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of October 31, 2002
- AAA/Aaa............  73.1%   [PIE CHART]
- AA/Aa..............   9.9%
- A/A................  13.6%
- BBB/Baa............   3.2%
- Non-Rated..........   0.2%
As of October 31, 2001
- AAA/Aaa............  65.9%   [PIE CHART]
- AA/Aa..............   8.1%
- A/A................  18.4%
- BBB/Baa............   4.4%
- BB/Ba..............   2.7%
- Non-Rated..........   0.5%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the year ended October 31, 2002, for common shares)

[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
11/01                                                                     $0.0780                            $0.0000
12/01                                                                     $0.0780                            $0.2134
1/02                                                                      $0.0825                            $0.0000
2/02                                                                      $0.0850                            $0.0000
3/02                                                                      $0.0850                            $0.0000
4/02                                                                      $0.0850                            $0.0000
5/02                                                                      $0.0850                            $0.0000
6/02                                                                      $0.0885                            $0.0000
7/02                                                                      $0.0885                            $0.0000
8/02                                                                      $0.0885                            $0.0000
9/02                                                                      $0.0920                            $0.0000
10/02                                                                     $0.0920                            $0.0000

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                      OCTOBER 31, 2002                   OCTOBER 31, 2001
                                                                      ----------------                   ----------------
General Purpose                                                             19.9%                             20.0%
Transportation                                                              11.2%                              9.7%
Public Education                                                            10.2%                              9.5%
Health Care                                                                  9.5%                              9.3%
Wholesale Electric                                                           8.1%                              5.1%

Subject to change daily.

NET ASSET VALUE AND COMMON SHARE MARKET PRICE

(based upon quarter-end values--October 1992 through October 2002)
[LINE GRAPH]

                                                                      NET ASSET VALUE               COMMON SHARE MARKET PRICE
                                                                      ---------------               -------------------------
10/92                                                                     15.5600                            14.8750
                                                                          16.0500                            15.3750
                                                                          16.9100                            16.3750
                                                                          17.3900                            16.5000
                                                                          18.0900                            17.2500
12/93                                                                     17.9100                            16.8750
                                                                          16.1100                            15.2500
                                                                          15.8400                            15.6250
                                                                          15.5700                            14.2500
12/94                                                                     14.8500                            13.7500
                                                                          16.0800                            15.3750
                                                                          16.1600                            15.3750
                                                                          16.3200                            15.2500
12/95                                                                     17.1300                            15.7500
                                                                          16.3800                            15.8750
                                                                          16.1400                            15.0625
                                                                          16.4400                            15.8750
12/96                                                                     16.6900                            15.3750
                                                                          16.3100                            15.0000
                                                                          16.8500                            15.8125
                                                                          17.2600                            16.3750
12/97                                                                     17.5300                            16.3750
                                                                          17.4600                            16.3750
                                                                          17.4600                            16.2500
                                                                          17.8700                            17.1875
12/98                                                                     17.4800                            17.3750
                                                                          17.3000                            16.6875
                                                                          16.5700                            15.5620
                                                                          16.0000                            14.5000
12/99                                                                     15.4200                            13.0000
                                                                          15.8200                            13.3125
                                                                          15.7700                            13.4375
                                                                          16.0200                            13.6875
12/00                                                                     17.0000                            14.1600
                                                                          17.1200                            14.8000
                                                                          16.9000                            14.6100
                                                                          17.2600                            14.7500
12/01                                                                     16.5400                            14.5600
                                                                          16.4100                            14.7500
                                                                          17.0700                            15.7000
                                                                          18.2100                            16.8700
10/02                                                                     17.4600                            15.8000

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's common share market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT
SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31, 2002. THE TRUST IS MANAGED BY THE ADVISER'S MUNICIPAL TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE THOMAS BYRON, VICE PRESIDENT; ROBERT WIMMEL, VICE PRESIDENT; AND JOHN R. REYNOLDSON, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE TRUST'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED OCTOBER 31, 2002.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST 12 MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The economic backdrop of the
past 12 months set the tone for historic levels of activity in the municipal bond market. The first six months of the fiscal year saw investors wavering between expectations of economic recovery on the one hand and continued economic malaise on the other. The Federal Reserve Bank (the "Fed") continued to stimulate the flagging economy by lowering the federal funds target interest rate three times over the first three months. With that rate at historic lows, the economy appeared to be moving gradually into recovery.

    Market sentiment turned decidedly negative in the second half of the period. The economic indicators that had been giving mixed to positive signals moved into negative territory in October, and from then to the end of the period the bulk of the economic news came in weaker than expected. This, in combination with corporate-governance issues and geopolitical concerns, led to a marked deterioration in investor sentiment, and helped push municipal bond yields to levels not seen since the mid-1960s.

    One of the most significant effects of the drop in yields has been a surge in issuance. Municipalities moved aggressively to lock in lower financing rates by issuing new debt as well as refinancing existing obligations that were originated during periods of higher interest rates. This wave of new issuance is on track to lift calendar year 2002 above the record of $292 billion in issuance set in 1993.

    Faltering investor sentiment also prolonged the bear market in equities. While this has been a painful time for equity investors, it appears to have been a boon for municipal bond funds. Investors seeking to put their cash to work have been drawn by the relatively strong performance of municipal bonds and have poured near-record amounts of money into municipal bond mutual funds.

    This is not to say that the bond market was entirely immune to the bad news that drove the stock markets down. Much of that news centered on corporate governance scandals and the faltering economy. These factors served to undermine the corporate-backed segments of the municipal market as well and led to general underperformance by lower-rated bonds relative to AAA paper.

    Looking out along the yield curve, the past 12 months also saw two divergent periods of performance for intermediate and long-dated municipal bonds. During the first six months of the period, expectations of economic recovery brought the inevitable fears of rising interest rates. As a result, the short to intermediate portion of the curve turned in the best performance for that period. The long end of the curve rallied sharply in the second half, however, when hopes for a quick recovery proved futile. Even with this rally, however, intermediate bonds still outperformed for the 12-month period.

    The portfolio continued to offer what we believe is a competitive level of tax-exempt income. The trust's monthly dividend of $0.092 per share translated to a distribution rate of 6.99 percent based on the trust's closing common share market price on October 31, 2002. Based on these figures, investors would have to earn a distribution rate of 11.38 percent on a taxable investment (for an investor in the 38.6 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the 12 months ended October 31, 2002, the trust produced a total return of 14.56 percent based on common share market price. This reflects an increase in common share market price from $14.94 per share on October 31, 2001 to $15.80 per share on October 31, 2002. Of course, past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 5.87 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN MANAGING THE TRUST?

A   One of our primary strategies was
to realign the portfolio to position it for a changing interest rate environment by focusing on the intermediate part of the yield curve. Our quantitative analysis indicated that this was the portion of the curve that offered the most attractive total return potential. We focused on premium bonds in the 15- to 20-year maturity range, which offered a greater income advantage with the interest rate risk of 10-year bonds. These bonds offered the double advantage of meeting our desired investment profile while supporting the trust's dividend.

    We funded these purchases through the sale of some of the portfolio's longer, deep-discount securities. We had put these bonds into the portfolio in previous years when they were out of favor. As interest rates fell, however, they rallied strongly and met our performance objectives handsomely. We sold them and reinvested the proceeds in a combination of intermediate bonds and longer bonds with attractive total return prospects. We focused our intermediate purchases in the higher credit grades as part of a broader effort to improve the portfolio's credit profile. We did this for several reasons. First, slow economic growth during the period led to declining credit conditions that had a negative impact on issuers' ability to meet their obligations. With rates at such low levels, the possibility of an increase in interest rates became increasingly likely during the period. Rising rates tend to cause spreads on lower-rated bonds to widen, thus hampering performance. Over the course of the period, we increased the portfolio's exposure to AA and AAA rated bonds by 9 percent.

    One of the most significant shifts in the portfolio's sector exposure was a reduction in its airport holdings. The drop in travel following the September 11 terrorist attacks, which in turn crimped most airlines' balance sheets, hurt these bonds. Over the course of the period, we pared the trust's exposure to these bonds to less than 1 percent in order to protect shareholders from further volatility in that sector.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Our outlook remains as it has
been for most of the past year. Economic activity is likely to pick up at some point, though it is of course difficult to say when. That said, with long-bond yields at 30-year lows, we believe the likelihood of an impending turn in the cycle may be higher than previously thought. As a result, we will continue to watch the economy closely for any signs of recovery that might induce the Fed to raise interest rates.

    We also expect equity market sentiment to continue to be a key driver of cash flows into our market. Municipal bond funds are likely to continue to enjoy strong inflows as long as stocks remain weak.

    In order to seek to manage the portfolio's interest-rate exposure in a changing interest-rate environment, we may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. We expect to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

BOND: A debt security issued by a government or corporation that pays the bondholder a stated rate of interest and repays the principal at the maturity date.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, the central bank of the United States. Its policy-making unit, the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUTURES CONTRACTS: The purchase of a futures contract creates a firm obligation by the trust, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price. The sale of a futures contract creates a firm obligation by the trust, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS: Interest rate swaps involve the exchange by the trust with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notational amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2002
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                               COUPON       MATURITY       VALUE
           MUNICIPAL BONDS  149.5%
           ALABAMA  1.3%
$ 1,000    Birmingham Baptist Med Ctr AL Baptist
           Hlth Sys Ser A.........................       5.875%   11/15/24   $   1,017,030
  2,000    Jefferson Cnty, AL Swr Rev Cap Impt Wts
           Ser A (FGIC Insd)......................       5.000    02/01/41       1,974,640
  3,000    Jefferson Cnty, AL Wts Ser A (AMBAC
           Insd)..................................       5.000    04/01/09       3,296,310
                                                                             -------------
                                                                                 6,287,980
                                                                             -------------
           ARIZONA  3.2%
  5,000    Mesa, AZ Util Sys Rev Rfdg (FGIC Insd)
           (a)....................................       5.250    07/01/14       5,595,200
  2,800    Phoenix, AZ Civic Impt Corp Jr Lien
           (FGIC Insd)............................       5.375    07/01/29       2,834,076
  4,375    Salt River Proj AZ Agric Impt Salt
           River Proj Ser A Rfdg..................       5.250    01/01/06       4,771,769
  1,750    Scottsdale, AZ Indl Dev Auth Hosp Rev
           Scottsdale Hlthcare....................       5.800    12/01/31       1,773,502
                                                                             -------------
                                                                                14,974,547
                                                                             -------------
           ARKANSAS  1.9%
  1,500    Arkansas St Dev Fin Auth Hosp Rev
           Washington Regl Med Ctr................       7.375    02/01/29       1,651,155
  5,000    Arkansas St Fed Hwy Gnt Antic Tax Rev
           (a)....................................       5.000    08/01/13       5,482,650
  2,000    Blytheville, AR Solid Waste Recycling &
           Swr Treatment Rev Nucor Corp Proj......       6.900    12/01/21       2,060,560
                                                                             -------------
                                                                                 9,194,365
                                                                             -------------
           CALIFORNIA  6.4%
  2,895    ABC CA Uni Sch Dist Cap Apprec Ser B
           (FGIC Insd)............................      *         08/01/20       1,170,970
  1,300    Anaheim, CA Pub Fin Auth Lease Rev Pub
           Impt Proj Ser C (FSA Insd).............       6.000    09/01/16       1,545,804
  1,000    California St Pub Wks Brd UCLA
           Replacement Hosp Ser A (FSA Insd)......       5.375    10/01/20       1,062,340
  3,000    Florin, CA Res Consv Dist Cap Impt Elk
           Grove Wtr Svc B (MBIA Insd)............       5.000    03/01/33       3,011,760

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                               COUPON       MATURITY       VALUE
           CALIFORNIA (CONTINUED)
$ 2,000    Foothill/Eastern Corridor Agy CA Toll
           Rd Rev Cap Apprec Rfdg (MBIA Insd).....      *         01/15/17   $     954,360
 20,750    Foothill/Eastern Corridor Agy CA Toll
           Rd Rev Sr Lien Ser A (Escrowed to
           Maturity) (a)..........................      *         01/01/23       7,347,367
  3,000    Fremont, CA Uni Sch Dist Ser A (FGIC
           Insd)..................................       5.000%   08/01/25       3,030,870
  3,000    Port Oakland, CA Ser M (FGIC Insd).....       5.250    11/01/18       3,213,300
  2,000    Salinas, CA Uni High Sch Dist Ser A
           (MBIA Insd)............................       5.000    06/01/27       2,016,440
  3,745    Santa Clarita, CA Cmnty College (FGIC
           Insd)..................................       5.000    08/01/23       3,789,416
  3,000    Temecula, CA Redev Agy Tax Temecula
           Redev Proj No 1 (MBIA Insd)............       5.250    08/01/36       3,069,900
                                                                             -------------
                                                                                30,212,527
                                                                             -------------
           COLORADO  1.8%
  1,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy
           Rev E-470 Proj Ser B (Prerefunded @
           08/31/05)..............................       6.950    08/31/20       1,163,860
  2,000    Aurora, CO Ctfs Part (AMBAC Insd)......       5.500    12/01/30       2,090,760
  1,000    Colorado Hlth Fac Auth Rev Catholic
           Hlth Initiatives Ser A (b).............       5.500    03/01/32       1,004,060
  1,125    Colorado Hlth Fac Auth Rev Hosp
           Portercare Adventist Hlth..............       6.500    11/15/31       1,199,137
    236    Colorado Hsg Fin Auth Single Family Pgm
           Sr Ser B1..............................       7.650    11/01/26         246,917
    590    Colorado Hsg Fin Auth Single Family Pgm
           Sr Ser B2..............................       7.450    11/01/27         604,903
  1,805    Lakewood, CO Ctfs Part (AMBAC Insd)....       5.300    12/01/16       1,950,501
                                                                             -------------
                                                                                 8,260,138
                                                                             -------------
           CONNECTICUT  1.1%
  3,000    Bridgeport, CT Ser A Rfdg (FGIC
           Insd)..................................       5.375    08/15/14       3,342,810
  1,830    Connecticut St Spl Oblig Pkg Rev
           Bradley Intl Arpt Ser A (ACA Insd).....       6.600    07/01/24       1,955,190
                                                                             -------------
                                                                                 5,298,000
                                                                             -------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                               COUPON       MATURITY       VALUE
           DISTRICT OF COLUMBIA  0.8%
$ 1,600    District of Columbia Ser E (Prerefunded
           @ 06/01/03) (FSA Insd).................       6.000%   06/01/13   $   1,667,232
  2,000    Metropolitan Washington DC Arpt Auth
           Sys Ser A (FGIC Insd)..................       5.250    10/01/32       2,028,480
                                                                             -------------
                                                                                 3,695,712
                                                                             -------------
           FLORIDA  10.7%
 12,490    Dade Cnty, FL Spl Oblig Cap Apprec Ser
           B Rfdg (Prerefunded @ 10/01/08) (AMBAC
           Insd)..................................      *         10/01/26       3,395,906
  3,000    Escambia Cnty, FL Hlth Fac Auth Hlth
           Fac Rev FL Hlthcare Fac Ln (AMBAC
           Insd)..................................       5.950    07/01/20       3,417,270
  2,500    Florida St Brd Ed Cap Outlay Pub Ed Ser
           C (FGIC Insd)..........................       5.750    06/01/29       2,697,400
  1,000    Florida St Brd Ed Lottery Rev Ser A
           (FGIC Insd)............................       6.000    07/01/14       1,150,760
  1,400    Florida St Dept Corrections Ctf Part
           Okeechobee Correctional (AMBAC Insd)...       6.250    03/01/15       1,544,816
  3,250    FSU Fin Assistance Inc FL Ed & Athletic
           Fac Impt Rev (AMBAC Insd)..............       5.000    10/01/31       3,251,105
  2,000    Gulf Breeze, FL Rev Loc Govt Ln E (FGIC
           Insd)..................................       5.150    12/01/20       2,203,160
  1,200    Gulf Breeze, FL Rev Loc Govt Ln E (FGIC
           Insd)..................................       5.050    12/01/20       1,284,324
  4,550    Hillsborough Cnty, FL Sch Dist (AMBAC
           Insd) (a)..............................       5.375    10/01/17       4,924,692
  1,000    Hillsborough Cnty, FL Util Jr Lien Rfdg
           (AMBAC Insd)...........................       5.000    08/01/06       1,091,550
  1,975    Jacksonville, FL Cap Impt Rev Stadium
           Proj Rfdg (AMBAC Insd).................       4.750    10/01/25       1,946,441
  1,000    Jea, FL Elec Sys Rev Ser 3 Ser A.......       5.500    10/01/41       1,040,190
    750    Jea, FL Elec Sys Rev Ser 3 Ser B (FSA
           Insd)..................................       3.875    10/01/11         756,337
  2,000    Miami Dade Cnty, FL Aviation Miami Intl
           Arpt (FGIC Insd).......................       5.375    10/01/27       2,040,580
  2,000    Miami Dade Cnty, FL Hlth Fac Miami
           Children Hosp Ser A Rfdg (AMBAC Insd)..       5.000    08/15/20       2,056,780
  1,980    Miami Dade, FL Sch Brd Ser C (FSA
           Insd)..................................       5.500    10/01/13       2,234,885

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                               COUPON       MATURITY       VALUE
           FLORIDA (CONTINUED)
$ 2,000    Palm Beach Cnty, FL Sch Brd Ctfs Ser E
           Rfdg (AMBAC Insd)......................       5.250%   08/01/11   $   2,244,900
  1,000    Polk Cnty, FL Cap Impt Rev Rfdg (FGIC
           Insd)..................................       4.300    12/01/02       1,002,250
  1,655    Reedy Creek Impt Dist FL Ser A Rfdg
           (AMBAC Insd)...........................       5.500    06/01/11       1,887,329
  3,465    Reedy Creek Impt Dist FL Ser C (AMBAC
           Insd)..................................       4.750    06/01/15       3,542,893
  1,210    Saint Lucie Cnty, FL Sch Brd Ctf Ser A
           (FSA Insd).............................       5.500    07/01/14       1,356,483
  1,000    Tallahassee, FL Lease Rev FL St Univ
           Proj Ser A (MBIA Insd).................       5.500    08/01/17       1,090,680
  1,250    Tampa, FL Hosp Rev Cap Impt H Lee
           Moffitt Ser A..........................       5.750    07/01/19       1,298,162
  2,880    Tampa, FL Occupational License Ser A
           Rfdg (FGIC Insd).......................       5.375    10/01/15       3,185,309
                                                                             -------------
                                                                                50,644,202
                                                                             -------------
           GEORGIA  2.8%
  1,500    George L Smith ll GA Wrld Congress Cent
           Auth Rev Domed Stadium Proj Rfdg (MBIA
           Insd)..................................       5.500    07/01/20       1,555,860
  5,660    Georgia Muni Elec Auth Pwr Rev Ser Y
           (MBIA Insd) (a)........................       6.500    01/01/17       6,912,841
    240    Georgia Muni Elec Auth Pwr Rev Ser Y
           (Escrowed to Maturity) (MBIA Insd).....       6.500    01/01/17         297,742
  4,000    Municipal Elec Auth GA Combustion
           Turbine Proj Ser A (MBIA Insd) (a).....       5.250    11/01/16       4,324,800
                                                                             -------------
                                                                                13,091,243
                                                                             -------------
           HAWAII  0.3%
  1,385    Honolulu, HI City & Cnty Ser B (FGIC
           Insd)..................................       5.500    10/01/11       1,580,174
                                                                             -------------

           ILLINOIS  14.9%
  1,395    Bolingbrook, IL Cap Apprec Ser C Rfdg
           (MBIA Insd)............................      *         01/01/23         471,663
  2,000    Chicago, IL Brd of Ed (FGIC Insd)......       5.500    12/01/31       2,083,960
  2,000    Chicago, IL Brd of Ed Chicago Sch
           Reform (AMBAC Insd)....................       5.750    12/01/20       2,168,560
  4,865    Chicago, IL Cap Apprec (Prerefunded @
           07/01/05) (AMBAC Insd).................      *         07/01/16       2,268,063

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                               COUPON       MATURITY       VALUE
           ILLINOIS (CONTINUED)
$ 1,500    Chicago, IL Lakefront Millennium Pk
           Facs (MBIA Insd).......................       5.125%   01/01/28   $   1,510,545
  7,000    Chicago, IL O'Hare Intl Arpt Rev Genl
           Arpt Second Lien Ser A Rfdg (MBIA Insd)
           (a)....................................       6.375    01/01/12       7,668,850
  2,000    Chicago, IL O'Hare Intl Arpt Rev Second
           Lien Passenger Fac B (AMBAC Insd)......       5.500    01/01/17       2,175,660
  1,000    Chicago, IL Pk Dist Ser D (FGIC
           Insd)..................................       5.000    01/01/29         993,430
  4,500    Chicago, IL Proj Ser A Rfdg (MBIA Insd)
           (a)....................................       5.000    01/01/31       4,462,740
  2,000    Chicago, IL Wastewtr Transmission Rev
           Second Lien (MBIA Insd)................       5.750    01/01/25       2,143,880
  1,000    Chicago, IL Wastewtr Transmission Rev
           Second Lien (Prerefunded @ 01/01/10)
           (MBIA Insd)............................       6.000    01/01/30       1,169,500
  2,870    Cook Cnty, IL Cap Impt Ser A (FGIC
           Insd)..................................       5.000    11/15/28       2,871,062
  3,500    Du Page Cnty, IL Fst Presv Dist........      *         11/01/10       2,541,560
  2,545    Du Page Cnty, IL Trans Rev (FSA
           Insd)..................................       5.750    01/01/15       2,853,479
    875    East Peoria, IL Ser C Rfdg (Prerefunded
           @ 11/01/02)............................       7.000    05/01/17         905,520
  1,310    Elgin, IL Ser B Rfdg...................       5.750    12/15/13       1,525,010
  1,600    Grundy, Kendall, & Will Cntys (AMBAC
           Insd)..................................       5.500    05/01/15       1,760,000
  1,250    Illinois Dev Fin Auth Rev Bradley Univ
           Proj (AMBAC Insd)......................       5.375    08/01/24       1,286,587
  1,475    Illinois Dev Fin Auth Rev Loc Govt Pgm
           Geneva Cmnty 304 B (FSA Insd)..........       5.750    01/01/15       1,645,082
  1,145    Illinois Dev Fin Auth Rev Loc Govt Pgm
           Geneva Cmnty 304 B (FSA Insd)..........       5.750    01/01/17       1,261,973
  3,285    Illinois Dev Fin Auth Rev Presbyterian
           Home Lake Proj Ser B (FSA Insd)........       6.300    09/01/22       3,633,933
  2,000    Illinois Edl Fac Auth Rev Lewis Univ...       6.100    10/01/16       2,026,880
  1,250    Illinois Hlth Fac Auth Rev Evangelical
           Hosp Ser C (FSA Insd)..................       6.750    04/15/17       1,287,687
    700    Illinois Hlth Fac Auth Rev Highland
           Park Hosp Proj Ser A (Prerefunded @
           10/01/07) (MBIA Insd)..................       5.750    10/01/17         809,760
  1,000    Illinois Hlth Fac Auth Rev Midwest
           Physician Grp Ltd Rfdg.................       5.500    11/15/19         836,750
  2,000    Illinois Hlth Fac Auth Rev OSF Hlthcare
           Sys Rfdg...............................       6.000    11/15/10       2,070,980

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                               COUPON       MATURITY       VALUE
           ILLINOIS (CONTINUED)
$ 2,275    Illinois Hlth Fac Auth Rev South
           Suburban Hosp..........................       7.000%   02/15/18   $   2,835,742
  1,000    Illinois St (FGIC Insd)................       5.250    12/01/20       1,026,620
  2,000    Illinois St First Ser (FGIC Insd)......       5.375    11/01/14       2,211,720
  3,000    Metropolitan Pier & Expo Auth IL
           Dedicated St Tax Rev McCormick Pl
           Expansion Ser A (MBIA Insd)............       5.250    06/15/42       3,067,260
    250    Metropolitan Pier & Expo Auth IL
           Dedicated St Tax Rev McCormick Pl
           Expansion Proj (FGIC Insd).............       5.375    12/15/18         266,822
  8,845    Metropolitan Pier & Expo Auth IL
           Dedicated St Tax Rev McCormick Pl
           Expansion Ser A (FGIC Insd) (a)........      *         06/15/16       4,616,913
  1,005    Naperville, IL Ser A...................       5.000    12/01/10       1,107,781
  1,105    Saint Clair Cnty, IL Pub Bldg Comm Bldg
           Rev Cap Apprec Ser B (FGIC Insd).......      *         12/01/15         599,418
  1,000    Southern IL Univ Rev Cap Apprec Hsg &
           Aux (MBIA Insd)........................      *         04/01/29         237,910
                                                                             -------------
                                                                                70,403,300
                                                                             -------------
           INDIANA  3.0%
  2,000    Indiana Transn Fin Auth Toll Rd Lease
           Rev Rfdg (AMBAC Insd)..................       5.375    07/01/09       2,206,480
  4,500    Indianapolis, IN Arpt Auth Rev Spl Fac
           Fed Express Corp Proj (a)..............       7.100    01/15/17       4,796,865
  1,935    Logansport, IN Sch Bldg Corp First Mtg
           (FGIC Insd)............................       5.500    07/15/13       2,166,871
  1,000    Marion Cnty, IN Convention & Rec Fac
           Auth Excise Tax Rev (MBIA Insd)........      *         06/01/14         591,830
  1,280    North Adams, IN Cmnty Schs Renovation
           Bldg Corp Cap Apprec First Mtg (FSA
           Insd)..................................      *         01/15/19         564,160
  1,200    North Admas, IN Cmnty Schs Renovation
           Bldg Corp Cap Apprec First Mtg (FSA
           Insd)..................................      *         07/15/15         664,200
  1,500    Petersburg, IN Pollutn Ctl Rev IN Pwr &
           Lt.....................................       5.950    12/01/29       1,349,850
  1,605    Richland Beanblossom, IN Sch Fist Mtg
           (FGIC Insd)............................       5.500    07/15/12       1,804,903
                                                                             -------------
                                                                                14,145,159
                                                                             -------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                               COUPON       MATURITY       VALUE
           IOWA  0.8%
$ 1,685    Des Moines, IA Pub Pkg Sys Ser A (FGIC
           Insd)..................................       5.750%   06/01/15   $   1,879,095
  1,785    Des Moines, IA Pub Pkg Sys Ser A (FGIC
           Insd)..................................       5.750    06/01/16       1,984,456
                                                                             -------------
                                                                                 3,863,551
                                                                             -------------
           KANSAS  0.5%
  1,975    Sedgwick Cnty, KS Uni Sch Dist No 259
           Wichita (MBIA Insd)....................       6.000    09/01/09       2,297,695
                                                                             -------------

           KENTUCKY  2.5%
  1,000    Kenton Cnty, KY Arpt Brd Rev
           Cincinnati/Northn KY Intl Arpt Ser A
           Rfdg (MBIA Insd).......................       6.200    03/01/08       1,121,430
  1,500    Kenton Cnty, KY Arpt Brd Rev
           Cincinnati/Northn KY Intl Arpt Ser A
           Rfdg (MBIA Insd).......................       6.250    03/01/09       1,697,625
  2,500    Kentucky Econ Dev Fin Auth & Impt
           Centre College Proj Rfdg (FSA Insd)....       5.000    04/01/32       2,504,150
  1,160    Kentucky Hsg Corp Hsg Rev Ser B........       6.250    07/01/28       1,220,506
  1,500    Kentucky St Ppty & Bldg Proj No 69 Ser
           A......................................       5.000    08/01/05       1,615,605
  1,000    Kentucky St Tpk Auth Econ Dev
           Revitalization Proj Rfdg (FSA Insd)....       5.625    07/01/14       1,117,000
  2,450    Louisville & Jefferson Cnty, KY Swr Ser
           A (MBIA Insd)..........................       5.500    05/15/16       2,701,370
                                                                             -------------
                                                                                11,977,686
                                                                             -------------
           LOUISIANA  1.0%
  2,000    Louisiana St Ser A (FGIC Insd).........       5.500    11/15/03       2,078,980
  2,500    Louisiana Pub Fac Auth Rev Ochsner
           Clinic Fndtn Proj Ser B................       5.500    05/15/32       2,451,650
                                                                             -------------
                                                                                 4,530,630
                                                                             -------------
           MAINE  0.6%
  2,650    Maine Muni Bank Ser A Rfdg (MBIA
           Insd)..................................       5.800    11/01/20       2,749,004
                                                                             -------------

           MARYLAND  0.5%
  2,500    Maryland St Trans Auth Arpt
           Baltimore/Wash Intl Arpt B (AMBAC
           Insd)..................................       5.125    03/01/24       2,529,850
                                                                             -------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                               COUPON       MATURITY       VALUE
           MASSACHUSETTS  2.5%
$ 2,000    Massachusetts Muni Whsl Elec Co Nuclear
           Proj 5 (MBIA Insd).....................       5.250%   07/01/13   $   2,217,900
  2,625    Massachusetts Muni Whsl Elec Co Pwr
           Supply Sys Rev Ser A (Prerefunded @
           07/01/04) (AMBAC Insd).................       5.000    07/01/14       2,817,045
  1,500    Massachusetts St Fed Hwy Grant Antic Nt
           Ser A..................................       5.750    06/15/14       1,694,310
  1,000    Massachusetts St Hlth & Ed Fac Auth Rev
           Partn Hlthcare Sys Ser C...............       5.750    07/01/32       1,030,940
    500    Massachusetts St Hlth & Ed Hlthcare Sys
           Covenant Hlth..........................       6.000    07/01/31         521,245
  2,410    Massachusetts St Hsg Fin Agy
           Residential Dev Ser C (FNMA
           Collateralized)........................       6.875    11/15/11       2,441,933
  1,000    Massachusetts St Indl Fin Agy Rev
           Wentworth Institute Tech...............       5.650    10/01/18       1,021,690
                                                                             -------------
                                                                                11,745,063
                                                                             -------------
           MICHIGAN  4.8%
  3,000    Detroit, MI Downtown Dev Auth Tax
           Increment Rev Dev Area No 1 Proj Ser A
           Rfdg (MBIA Insd).......................       4.750    07/01/25       2,892,870
  3,015    Detroit, MI Downtown Dev Auth Tax
           Increment Rev Ser C1...................      *         07/01/17       1,405,895
  3,050    Detroit, MI Downtown Dev Auth Tax
           Increment Rev Ser C1...................      *         07/01/18       1,331,722
  3,050    Detroit, MI Downtown Dev Auth Tax
           Increment Rev Ser C1...................      *         07/01/19       1,242,784
  3,050    Detroit, MI Downtown Dev Auth Tax
           Increment Rev Ser C1...................      *         07/01/22       1,000,248
  3,050    Detroit, MI Downtown Dev Auth Tax
           Increment Rev Ser C1...................      *         07/01/23         935,679
  3,050    Detroit, MI Downtown Dev Auth Tax
           Increment Rev Ser C1...................      *         07/01/24         881,847
  3,500    Grand Rapids, MI Downtown Dev Cap
           Apprec (MBIA Insd).....................      *         06/01/15       1,960,315
  2,765    Grand Rapids, MI Downtown Dev Cap
           Apprec (MBIA Insd).....................      *         06/01/16       1,459,422
  1,000    Grand Rapids, MI Wtr Supply Sys Rfdg
           (FGIC Insd)............................       5.750    01/01/13       1,133,870
  1,400    Hillsdale, MI Hosp Fin Auth Hosp Rev
           Hillsdale Cmnty Hlth Cent..............       5.250    05/15/26       1,172,052

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                               COUPON       MATURITY       VALUE
           MICHIGAN (CONTINUED)
$ 2,000    Michigan Muni Bd Auth Rev Clean Wtr Rev
           Fd.....................................       5.250%   10/01/18   $   2,137,840
  2,850    Michigan St Hosp Fin Auth Rev Ascension
           Hlth Cr Ser A (MBIA Insd)..............       5.750    11/15/18       3,023,879
  1,000    Michigan St Strategic Fd Detroit Edison
           Pollutn Ctl Ser B Rfdg.................       5.650    09/01/29       1,017,300
  1,000    Wayne Charter Cnty, MI Arpt Rev Detroit
           Met Wayne Cnty Ser A (MBIA Insd).......       5.000    12/01/22         993,070
                                                                             -------------
                                                                                22,588,793
                                                                             -------------
           MINNESOTA  1.7%
  5,000    Minneapolis & Saint Paul, MN Metro
           Arpts Comm Arpt Rev Ser A (FGIC Insd)
           (a)....................................       5.125    01/01/31       5,050,150
  2,800    Minnesota Agriculture & Econ Dev Brd
           Rev Hlthcare Sys Fairview Hosp Ser A
           (MBIA Insd)............................       5.750    11/15/26       2,978,052
                                                                             -------------
                                                                                 8,028,202
                                                                             -------------
           MISSISSIPPI  1.4%
    500    Gulfport, MS Hosp Fac Rev Mem Hosp at
           Gulfport Proj A........................       5.750    07/01/31         506,590
  3,000    Medical Cent Edl Bldg Corp MS Rev Univ
           MS Med Cent Proj (Prerefunded @
           12/01/04) (MBIA Insd)..................       5.900    12/01/23       3,313,980
  3,250    Mississippi Business Fin Corp MS
           Pollutn Ctl Rev Sys Energy Res Inc
           Proj...................................       5.875    04/01/22       3,010,670
                                                                             -------------
                                                                                 6,831,240
                                                                             -------------
           MISSOURI  1.5%
  1,500    Cape Girardeau Cnty, MO Indl Dev Auth
           Hlthcare Fac Rev Southeast MO Hosp
           Assoc..................................       5.625    06/01/27       1,493,985
  1,625    Jefferson Cnty, MO Reorg Sch Dist No
           R-6 (FGIC Insd)........................       5.625    03/01/20       1,770,291
  1,500    Kansas City, MO Met Cmnty Impt
           Leasehold Jr College Rfdg (FGIC
           Insd)..................................       5.500    07/01/17       1,631,820
  1,000    Missouri St Hwys & Trans Ser A.........       5.125    02/01/17       1,063,690
  1,000    Saint Louis, MO Arpt Rev...............       6.250    01/01/03       1,003,890
                                                                             -------------
                                                                                 6,963,676
                                                                             -------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                               COUPON       MATURITY       VALUE
           NEBRASKA  0.8%
$ 1,190    Dodge Cnty, NE Sch Dist No 001 Fremont
           (FSA Insd).............................       5.750%   12/15/13   $   1,353,030
  2,500    Nebraska Pub Pwr Dist Rev Ser B (AMBAC
           Insd)..................................       5.000    01/01/33       2,504,775
                                                                             -------------
                                                                                 3,857,805
                                                                             -------------
           NEVADA  0.4%
  2,000    Reno, NV Sr Lien Retrac Reno Trans Proj
           (AMBAC Insd)...........................       5.125    06/01/32       2,016,180
                                                                             -------------

           NEW HAMPSHIRE  0.5%
  1,000    New Hampshire Hlth & Ed Fac Auth Rev
           Derryfield Sch.........................       7.000    07/01/30       1,043,730
  1,000    New Hampshire St Bus Fin Auth Wtr Fac
           Rev Pennichuck Wtrwks Inc (AMBAC
           Insd)..................................       6.300    05/01/22       1,121,660
                                                                             -------------
                                                                                 2,165,390
                                                                             -------------
           NEW JERSEY  9.5%
  1,500    New Jersey Econ Dev Auth Rev Trans Proj
           Sublease Ser A (FSA Insd)..............       5.250    05/01/17       1,583,985
  4,000    New Jersey Econ Dev Auth Sch Facs
           Constr Ser C (MBIA Insd)...............       5.000    06/15/16       4,249,320
 25,000    New Jersey Econ Dev Auth St Contract
           Econ Recovery (MBIA Insd) (a)..........       5.900    03/15/21      28,679,500
  2,000    New Jersey Hlthcare Fac Fin Auth Rev
           Gen Hosp Ctr at Passaic (FSA Insd).....       6.000    07/01/06       2,257,580
  1,000    New Jersey St Tpk Auth Tpk Rev Ser A
           (MBIA Insd)............................       6.000    01/01/11       1,169,610
  2,385    New Jersey St Trans Corp Ctfs Fed Trans
           Admin Grants Ser A (AMBAC Insd)........       5.750    09/15/11       2,758,229
  3,500    New Jersey St Trans Corp Ctfs Fed Trans
           Admin Grants Ser A (AMBAC Insd)........       5.500    09/15/13       3,993,885
                                                                             -------------
                                                                                44,692,109
                                                                             -------------
           NEW YORK  21.5%
  1,500    Long Island Pwr Auth NY Elec Sys Rev
           Gen Ser A (MBIA Insd)..................       5.500    12/01/29       1,528,185
  3,000    Metropolitan Trans Auth NY Commuter Fac
           Rev Ser A (Prerefunded @ 01/01/08)
           (MBIA Insd)............................       5.625    07/01/27       3,419,730
  2,000    Metropolitan Trans Auth NY Ser A Rfdg
           (FGIC Insd)............................       5.000    11/15/25       2,016,460

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                               COUPON       MATURITY       VALUE
           NEW YORK (CONTINUED)
$ 3,000    Metropolitan Trans Auth NY Svc Contract
           Ser A Rfdg (AMBAC Insd)................       5.000%   07/01/30   $   3,012,360
  2,000    Metropolitan Trans Auth NY Tran Fac Rev
           Svc Contract Ser R (Prerefunded @
           07/01/15)..............................       5.500    07/01/17       2,290,380
  2,000    Nassau Cnty, NY Interim Fin Auth Sales
           Tax Secd Ser A.........................       5.750    11/15/13       2,253,920
  2,500    New York City Ser A Rfdg...............       7.000    08/01/05       2,774,150
  3,000    New York City Ser A Rfdg...............       7.000    08/01/06       3,403,050
  1,850    New York City Ser G....................       5.875    10/15/14       2,021,014
  1,000    New York City Ser H....................       5.750    03/15/13       1,092,130
  5,000    New York City Ser I....................       6.000    04/15/12       5,510,750
 10,000    New York City Trans Auth Trans Fac
           Livingston Plaza Proj Rfdg (Escrowed to
           Maturity) (FSA Insd)...................       5.400    01/01/18      11,119,900
  3,000    New York City Transitional Fin Auth Rev
           Future Tax Secd Ser A Rfdg (c)......... 5.15/14.000    11/01/26       3,331,350
  2,000    New York City Transitional Future Tax
           Secd Ser C (AMBAC Insd) (b)............       5.250    08/01/22       2,061,320
  2,500    New York St Dorm Auth Lease Rev Muni
           Hlth Fac Impt Pgm Ser A (FSA Insd).....       5.500    05/15/25       2,630,800
  1,250    New York St Dorm Auth Lease Rev St Univ
           Dorm Fac Ser C (MBIA Insd).............       5.500    07/01/29       1,322,738
 13,500    New York St Dorm Auth Rev City Univ Sys
           Ser C..................................       7.500    07/01/10      16,279,245
  2,000    New York St Dorm Auth Rev Court Fac
           Lease Ser A............................       5.375    05/15/16       2,056,820
  3,000    New York St Dorm Auth Rev St Univ Ed
           Fac (Prerefunded @ 05/15/10) (FGIC
           Insd)..................................       5.750    05/15/24       3,487,500
  2,000    New York St Dorm Auth Rev St Univ Ed
           Fac 1989 Res (MBIA Insd)...............       6.000    05/15/16       2,290,480
  2,330    New York St Dorm Auth Rev St Univ Ed
           Fac Ser B..............................       5.250    05/15/10       2,583,131
  2,840    New York St Loc Govt Assistance Corp
           Ser E Rfdg.............................       6.000    04/01/14       3,335,012
  3,000    New York St Med Care Fac Fin Agy Rev NY
           Hosp Mtg Ser A (Prerefunded @ 02/15/05)
           (AMBAC Insd)...........................       6.750    08/15/14       3,378,090

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                               COUPON       MATURITY       VALUE
           NEW YORK (CONTINUED)
$ 5,875    New York St Med Care Fac Fin Agy Rev
           Saint Peter's Hosp Proj Ser A (AMBAC
           Insd)..................................       5.375%   11/01/20   $   5,997,141
  1,650    New York St Twy Auth Hwy & Brdg Ser C
           Rfdg (AMBAC Insd)......................       5.000    04/01/09       1,809,770
  1,500    New York St Urban Dev Corp Rev Proj
           Cent for Indl Innovation Rfdg..........       5.500    01/01/13       1,695,060
  3,000    Port Auth NY & NJ Spl Oblig Rev Spl
           Proj JFK Intl Arpt Terminal 6 (MBIA
           Insd)..................................       5.750    12/01/22       3,221,670
  3,000    Port Auth NY & NJ Spl Oblig Rev Spl
           Proj JFK Intl Arpt Terminal 6 (MBIA
           Insd)..................................       5.750    12/01/25       3,205,170
  2,150    Triborough Brdg &Tunl Auth Gen Purp Ser
           A......................................       5.000    01/01/27       2,160,062
                                                                             -------------
                                                                               101,287,388
                                                                             -------------
           NORTH CAROLINA  5.1%
  1,000    North Carolina Eastern Muni Pwr Agy Pwr
           Sys Rev Ser D..........................       6.750    01/01/26       1,077,740
 15,000    North Carolina Muni Pwr Agy No 1
           Catawba Elec Rev Rfdg (MBIA Insd)
           (a)....................................       6.000    01/01/12      17,527,050
  5,150    North Carolina Muni Pwr Agy No 1
           Catawba Elec Rev Rfdg (FSA Insd).......       6.200    01/01/18       5,286,372
                                                                             -------------
                                                                                23,891,162
                                                                             -------------
           NORTH DAKOTA  0.5%
  2,165    North Dakota St Hsg Fin Agy Rev Hsg Fin
           Pgm Home Mtg Fin Ser B (MBIA Insd).....       5.500    07/01/29       2,202,736
                                                                             -------------

           OHIO  3.5%
  1,400    Bowling Green St Univ OH Gen Rcpt (FGIC
           Insd)..................................       5.750    06/01/12       1,601,320
  1,550    Cleveland, OH City Sch Dist Rev Antic
           Nts (AMBAC Insd).......................       6.000    06/01/04       1,651,200
  1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton
           Inc Proj...............................       7.500    01/01/30       1,099,280
  1,000    Delaware Cnty, OH Cap Fac..............       6.000    12/01/25       1,132,710
  2,000    Franklin Cnty, OH Cnvtn Fac Tax & Lease
           Rev Antic Bd Rfdg (AMBAC Insd) (b).....       5.250    12/01/13       2,236,520
  1,000    Hamilton, OH One Renaissance Ctr Ser A
           (AMBAC Insd)...........................       5.500    11/01/16       1,107,040

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                               COUPON       MATURITY       VALUE
           OHIO (CONTINUED)
$ 1,000    Mahoning Cnty, OH Hosp Fac Forum Hlth
           Oblig Group Ser A (b)..................       6.000%   11/15/32   $     982,890
  1,250    Montgomery Cnty, OH Hosp Rev Grandview
           Hosp & Med Cent Hosp Rfdg (Escrowed to
           Maturity)..............................       5.250    12/01/03       1,297,300
  1,000    Ohio St Air Quality Dev Auth Rev JMG
           Funding Ltd Partn Proj Rfdg (AMBAC
           Insd)..................................       6.375    04/01/29       1,089,930
  1,675    Ohio St Infrastructure Impt Ser A......       5.500    08/01/13       1,918,696
  1,840    Pickerington, OH Loc Sch Dist Cap
           Apprec Sch Fac Contr (FGIC Insd).......      *         12/01/12       1,206,451
  1,000    University Cincinnati OH Gen Ser A
           (FGIC Insd)............................       5.500    06/01/09       1,129,010
                                                                             -------------
                                                                                16,452,347
                                                                             -------------
           OKLAHOMA  1.8%
  1,500    Jenks, OK Aquarium Auth Rev First Mtg
           (MBIA Insd)............................       6.100    07/01/30       1,700,715
  1,575    Oklahoma City, OK Arpt Tr Jr Lien 27th
           Ser B (FSA Insd).......................       5.750    07/01/16       1,692,369
  2,305    Oklahoma St Cap Impt Auth St (MBIA
           Insd)..................................       5.000    06/01/06       2,512,450
  2,250    Tulsa Cnty, OK Pub Fac Auth Cap Impt
           Rev (AMBAC Insd).......................       6.250    11/01/22       2,589,795
                                                                             -------------
                                                                                 8,495,329
                                                                             -------------
           OREGON  2.5%
  3,000    Oregon St Dept Admin Ser C Rfdg (MBIA
           Insd)..................................       5.250    11/01/17       3,216,720
  2,370    Oregon St Veterans Welfare Ser 76A.....       6.050    10/01/28       2,495,894
  1,190    Portland, OR Cmnty College Dist Ser
           B......................................       5.250    06/01/12       1,330,575
  1,985    Portland, OR Urban Renewal & Redev
           Downtown Wtrfront Ser A (AMBAC Insd)...       5.750    06/15/16       2,222,386
  2,500    Washington Multnomah & Yamhill (MBIA
           Insd)..................................       5.000    06/01/13       2,720,750
                                                                             -------------
                                                                                11,986,325
                                                                             -------------
           PENNSYLVANIA  8.2%
  1,500    Allegheny Cnty, PA Ctf Part (AMBAC
           Insd)..................................       5.000    12/01/28       1,501,515
  1,250    Allegheny Cnty, PA San Auth Swr Rev
           (MBIA Insd)............................       5.750    12/01/16       1,395,538

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                               COUPON       MATURITY       VALUE
           PENNSYLVANIA (CONTINUED)
$ 4,680    Erie, PA Sch Dist Cap Apprec Rfdg (FSA
           Insd)..................................      *         09/01/19   $   2,027,984
  3,970    Falls Twp, PA Hosp Auth Hosp Rev DE Vly
           Med Rfdg (FHA Gtd) (a).................       7.000%   08/01/22       4,213,758
  1,905    Harrisburg, PA Cap Apprec Ser D Rfdg
           (AMBAC Insd)...........................      *         09/15/16         995,972
  1,710    Harrisburg, PA Cap Apprec Ser D Rfdg
           (AMBAC Insd)...........................      *         03/15/19         758,180
  1,385    Harrisburg, PA Cap Apprec Ser F Rfdg
           (AMBAC Insd)...........................      *         09/15/19         599,013
  1,000    Lycoming Cnty, PA Auth College Rev PA
           College of Technology (AMBAC Insd).....       5.350    07/01/26       1,032,840
  1,500    Penn Cambria Sch Dist PA Cap Apprec
           (FGIC Insd)............................      *         08/15/20         609,210
     60    Penn Hills, PA (Prerefunded @ 12/01/07)
           (FGIC Insd)............................       5.900    12/01/17          69,200
  1,000    Pennsylvania St Higher Edl Fac Auth
           College & Univ Rev Bryn Mawr College
           (MBIA Insd)............................       5.625    12/01/27       1,048,120
  3,000    Philadelphia, PA (FSA Insd)............       5.000    03/15/28       3,008,580
  1,000    Philadelphia, PA Auth Indl Dev
           Philadelphia Arpt Sys Proj Ser A (FGIC
           Insd)..................................       5.125    07/01/19       1,011,330
  6,000    Philadelphia, PA Gas Wk Rev Ser 14 Rfdg
           (FSA Insd).............................       6.250    07/01/08       6,293,700
  1,400    Philadelphia, PA Sch Dist Ser A (FSA
           Insd)..................................       5.750    02/01/12       1,597,554
  5,510    Pittsburgh & Allegheny Cnty, PA Pub Aud
           Hotel Room (AMBAC Insd)................       4.500    02/01/29       5,113,115
  2,500    Pittsburgh & Allegheny Cnty, PA Pub Aud
           Regl Asset Dist Sales Tax (AMBAC
           Insd)..................................       5.000    02/01/29       2,505,375
  1,500    Pittsburgh, PA Ser A (Prerefunded @
           09/01/09) (FGIC Insd)..................       5.750    09/01/23       1,733,535
  1,005    Southeast Delco Sch Dist PA Cap Apprec
           (MBIA Insd)............................      *         02/01/17         509,103
  2,705    Southeastern, PA Trans Auth PA Spl Rev
           Ser A (FGIC Insd)......................       4.750    03/01/24       2,639,269
                                                                             -------------
                                                                                38,662,891
                                                                             -------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                               COUPON       MATURITY       VALUE
           RHODE ISLAND  0.9%
$ 1,490    Providence, RI Redev Agy Rev Pub Safety
           & Muni Bldgs Ser A (AMBAC Insd)........       5.500%   04/01/14   $   1,648,834
  2,420    Rhode Island St Cons Cap Dev Ln Ser A..       5.000    08/01/12       2,470,675
                                                                             -------------
                                                                                 4,119,509
                                                                             -------------
           SOUTH CAROLINA  2.3%
  2,375    Berkeley Cnty, SC Sch Dist Ctfs Part
           Berkeley Sch Facs Grp Inc (MBIA
           Insd)..................................       5.250    02/01/16       2,519,091
  2,700    Charleston Cnty, SC Solid Waste (MBIA
           Insd)..................................       6.000    01/01/14       2,932,632
    715    Lancaster Cnty, SC Sch Dist (FSA
           Insd)..................................       4.750    03/01/19         722,558
  2,000    South Carolina St Pub Svc Auth Rev Ser
           D Rfdg (FSA Insd)......................       5.000    01/01/20       2,047,120
  2,500    South Carolina St Pub Svc Auth Rev Ser
           D Rfdg (FSA Insd)......................       5.000    01/01/21       2,538,675
                                                                             -------------
                                                                                10,760,076
                                                                             -------------
           SOUTH DAKOTA  0.8%
  1,375    Deadwood, SD Ctf Part (ACA Insd).......       6.375    11/01/20       1,465,888
  1,000    South Dakota St Hlth & Ed Fac Auth Rev
           Childrens Care Hosp Rfdg...............       6.125    11/01/29       1,043,640
  1,000    South Dakota St Hlth & Ed Fac Auth
           Vocational Ed Pgm Ser A (AMBAC Insd)...       5.400    08/01/13       1,095,290
                                                                             -------------
                                                                                 3,604,818
                                                                             -------------
           TENNESSEE  1.7%
  1,500    Johnson City, TN Hlth & Ed Fac Brd Hosp
           Rev First Mtg Mtn States Rfdg (MBIA
           Insd)..................................       7.500    07/01/25       1,883,490
  5,500    Montgomery Cnty, TN Pub Impt Rfdg (FGIC
           Insd) (a)..............................       5.500    05/01/16       6,066,720
                                                                             -------------
                                                                                 7,950,210
                                                                             -------------
           TEXAS  11.9%
  2,685    Beaumont, TX Wtrwks & Swr Sys (FGIC
           Insd)..................................       6.250    09/01/15       3,112,130
  1,250    Brazos River Auth TX Pollutn Ctl Rev
           Adj TX Elec Co Proj Ser C Rfdg.........       5.750    05/01/36       1,077,175
  1,275    Cameron Cnty, TX Ctf Oblig (AMBAC
           Insd)..................................       5.750    02/15/13       1,434,069
  3,000    Dallas Cnty, TX Util & Reclamation Dist
           Ser B Rfdg (AMBAC Insd)................       5.875    02/15/29       3,182,070

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                               COUPON       MATURITY       VALUE
           TEXAS (CONTINUED)
$ 2,000    Dallas, TX Wtrwks & Swr Sys Rev Rfdg...       5.750%   10/01/17   $   2,204,760
  4,000    Dallas-Fort Worth, TX Intl Arpt Rev Jt
           Ser A (FGIC Insd) (a)..................       5.750    11/01/30       4,261,560
  4,000    Dallas-Fort Worth, TX Intl Arpt Rev
           Rfdg & Impt Jt Ser A (FGIC Insd) (a)...       5.500    11/01/31       4,124,520
  1,000    Houston, TX Arpt Sys Rev Sub Lien Ser A
           (FSA Insd).............................       5.625    07/01/30       1,033,850
  4,000    Houston, TX Arpt Sys Rev Sub Lien Ser A
           (FSA Insd) (a).........................       5.125    07/01/32       3,981,560
  3,000    Houston, TX Hotel Occupancy Tax & Spl
           Rev Convention & Entmt Ser B (AMBAC
           Insd)..................................       5.750    09/01/15       3,367,080
  1,500    Houston, TX Public Impt Rfdg (FSA
           Insd)..................................       5.750    03/01/15       1,677,615
  2,000    Houston, TX Wtr & Swr Sys Rev Jr Lien
           Ser A Rfdg (FSA Insd)..................       5.000    12/01/30       1,989,460
  1,925    Houston, TX Wtr & Swr Sys Rev Jr Lien
           Ser C (FGIC Insd)......................       5.375    12/01/27       1,975,608
  1,500    Metropolitan Hlth Fac Dev Corp TX
           Wilson N Jones Mem Hosp Proj...........       7.250    01/01/31       1,568,010
  2,000    North Cent TX Hlth Fac Dev Hosp Baylor
           Hlthcare Sys Proj Ser A................       5.125    05/15/29       1,921,500
  4,000    North Cent TX Hlth Fac Dev Hosp
           Childrens Med Ctr Dallas (AMBAC Insd)..       5.250    08/15/32       4,028,840
  4,000    Round Rock, TX Indpt Sch Dist (PSF
           Gtd)...................................       4.500    08/01/19       3,909,960
  3,000    San Antonio, TX Elec & Gas Sys Rfdg....       5.375    02/01/16       3,256,890
  2,500    Texas St Pub Fin Auth Ser A Rfdg.......       5.250    10/01/07       2,782,500
  2,750    Texas St Vets Housing Assistance Pgm
           Vet Ser B (FHA Insd)...................       6.100    06/01/31       2,934,003
  2,300    University of TX Univ Rev Fin Sys Ser
           C......................................       5.375    08/15/19       2,436,896
                                                                             -------------
                                                                                56,260,056
                                                                             -------------
           UTAH  2.1%
  1,400    Murray City, UT Hosp Rev Inc Hlth Svc
           Inc Rfdg (MBIA Insd)...................       4.750    05/15/20       1,353,856
    305    Utah St Hsg Fin Agy Single Family Mtg
           Mezzanine Issue H1 (AMBAC Insd)........       6.000    07/01/12         323,221

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                               COUPON       MATURITY       VALUE
           UTAH (CONTINUED)
$ 3,625    Utah St Ser A..........................       5.000%   07/01/07   $   3,988,986
  4,000    Utah St Ser B Rfdg.....................       5.250    07/01/08       4,454,600
                                                                             -------------
                                                                                10,120,663
                                                                             -------------
           VIRGINIA  0.5%
  1,320    Fairfax Cnty, VA Ctf Part..............       5.300    04/15/23       1,342,546
  1,000    Henrico Cnty, VA Indl Dev Auth Pub Fac
           Lease Rev Henrico Cnty Regl Jail Proj
           (Prerefunded @ 08/01/05)...............       7.125    08/01/21       1,155,210
                                                                             -------------
                                                                                 2,497,756
                                                                             -------------
           WASHINGTON  6.0%
  3,245    Clark Cnty, WA Sch Dist 114 Evergreen
           (FSA Insd).............................       5.500    12/01/15       3,597,861
  2,500    Energy Northwest WA Elec Rev Proj No 3
           Ser A Rfdg (FSA Insd)..................       5.500    07/01/18       2,691,000
  5,360    Energy Northwest WA Elec Rev Proj No 3
           Ser B Rfdg (FSA Insd) (a)..............       6.000    07/01/16       6,099,144
  1,995    Grant Cnty, WA Pub Util Dist Ser H Rfdg
           (FSA Insd).............................       5.375    01/01/15       2,170,919
  1,485    Pierce Cnty, WA (AMBAC Insd)...........       5.750    08/01/14       1,669,764
  1,000    Port Seattle, WA Rev Ser B (MBIA
           Insd)..................................       5.625    02/01/24       1,039,990
  1,435    Radford Ct Pptys WA Student Hsg Rev
           (MBIA Insd)............................       6.000    06/01/15       1,644,381
  1,585    Radford Ct Pptys WA Student Hsg Rev
           (MBIA Insd)............................       6.000    06/01/16       1,810,656
  1,150    Seattle, WA Muni Lt & Pwr Rev..........       5.250    12/01/08       1,271,256
  1,315    Seattle, WA Muni Lt & Pwr Rev..........       5.500    12/01/09       1,475,798
  1,410    Seattle, WA Muni Lt & Pwr Rev..........       5.625    12/01/18       1,509,038
  1,350    Tacoma, WA Elec Sys Rev Ser A Rfdg (FSA
           Insd)..................................       5.750    01/01/15       1,509,381
  1,650    Tacoma, WA Elec Sys Rev Ser B Rfdg (FSA
           Insd)..................................       5.500    01/01/12       1,864,632
                                                                             -------------
                                                                                28,353,820
                                                                             -------------
           WEST VIRGINIA  0.7%
  3,000    Marshall Cnty, WV Pollutn Ctl Rev OH
           Pwr Co Proj Ser C Rfdg (MBIA Insd).....       6.850    06/01/22       3,071,250
                                                                             -------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                               COUPON       MATURITY       VALUE
           WISCONSIN  1.2%
$ 1,775    De Pere, WI Uni Sch Dist Rfdg (FGIC
           Insd)..................................       5.000%   10/01/13   $   1,914,568
  1,340    Oconto Falls, WI Pub Sch Dist Ser A
           Rfdg (Prerefunded @ 03/01/11) (FSA
           Insd)..................................       5.750    03/01/15       1,551,506
  2,000    Southeast WI Professional Baseball Pk
           Dist Sales Tax Rev Ser A Rfdg (MBIA
           Insd)..................................       5.500    12/15/20       2,220,880
                                                                             -------------
                                                                                 5,686,954
                                                                             -------------
           WYOMING  0.2%
    465    Wyoming Cmnty Dev Auth Hsg Rev Ser 2...       6.350    06/01/29         487,813
    275    Wyoming Cmnty Dev Auth Hsg Rev Ser 4...       6.550    06/01/28         285,230
                                                                             -------------
                                                                                   773,043
                                                                             -------------
           GUAM  0.7%
  3,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)...       5.250    10/01/34       3,080,550
                                                                             -------------

           PUERTO RICO  0.2%
  1,110    Puerto Rico Comwlth Aqueduct & Swr Auth
           Rev Rfdg...............................       5.000    07/01/15       1,151,192
                                                                             -------------

TOTAL LONG-TERM INVESTMENTS  149.5%
  (Cost $646,666,643).....................................................     705,032,296

SHORT-TERM INVESTMENTS  3.8%
  (Cost $18,196,550)......................................................      18,196,550
                                                                             -------------

TOTAL INVESTMENTS  153.3%
  (Cost $664,863,193).....................................................     723,228,846

OTHER ASSETS IN EXCESS OF LIABILITIES  2.9%...............................      13,584,741

PREFERRED SHARES  (56.2%).................................................    (265,193,655)
                                                                             -------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%............................   $ 471,619,932
                                                                             =============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

 * Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments and open futures transactions.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.
PSF--Public School Fund

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2002

ASSETS:
Total Investments (Cost $664,863,193).......................  $723,228,846
Cash........................................................        59,450
Receivables:
  Interest..................................................    10,470,624
  Investments Sold..........................................    10,390,240
Other.......................................................         8,270
                                                              ------------
    Total Assets............................................   744,157,430
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     6,314,128
  Investment Advisory Fee...................................       377,937
  Variation Margin on Futures...............................       313,484
  Administrative Fee........................................        31,495
  Affiliates................................................        11,241
Trustees' Deferred Compensation and Retirement Plans........       178,621
Accrued Expenses............................................       116,937
                                                              ------------
    Total Liabilities.......................................     7,343,843
Preferred Shares............................................   265,193,655
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $471,619,932
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($471,619,932 divided by
  27,013,149 shares outstanding)............................  $      17.46
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 27,013,149 shares issued and
  outstanding)..............................................  $    270,131
Paid in Surplus.............................................   399,280,859
Net Unrealized Appreciation.................................    58,340,737
Accumulated Net Realized Gain...............................     9,226,470
Accumulated Undistributed Net Investment Income.............     4,501,735
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $471,619,932
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 10,600 issued with liquidation of $25,000 per
  share)....................................................  $265,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $736,619,932
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2002

INVESTMENT INCOME:
Interest....................................................  $38,294,819
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    4,360,824
Administrative Fee..........................................      940,344
Preferred Share Maintenance.................................      699,828
Legal.......................................................       60,087
Custody.....................................................       42,591
Trustees' Fees and Related Expenses.........................       32,933
Other.......................................................      358,045
                                                              -----------
    Total Expenses..........................................    6,494,652
                                                              -----------
NET INVESTMENT INCOME.......................................  $31,800,167
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 9,316,751
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   62,725,345
  End of the Period:
    Investments.............................................   58,365,653
    Futures.................................................      (24,916)
                                                              -----------
                                                               58,340,737
                                                              -----------
Net Unrealized Depreciation During the Period...............   (4,384,608)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 4,932,143
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(4,586,235)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $32,146,075
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                         YEAR ENDED         YEAR ENDED
                                                      OCTOBER 31, 2002   OCTOBER 31, 2001
                                                      -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................   $ 31,800,167       $ 33,862,295
Net Realized Gain....................................      9,316,751          8,033,869
Net Unrealized Appreciation/Depreciation During the
  Period.............................................     (4,384,608)        25,473,333

Distributions to Preferred Shareholders:
  Net Investment Income..............................     (2,695,352)        (8,657,389)
  Net Realized Gain..................................     (1,890,883)          (112,595)
                                                        ------------       ------------
Change in Net Assets from Operations.................     32,146,075         58,599,513

Distributions to Common Shareholders:
  Net Investment Income..............................    (27,767,715)       (23,716,504)
  Net Realized Gain..................................     (5,764,605)               -0-
                                                        ------------       ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..     (1,386,245)        34,883,009
NET ASSETS:
Beginning of the Period..............................    473,006,177        438,123,168
                                                        ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of $4,501,735
  and $2,178,916, respectively)......................   $471,619,932       $473,006,177
                                                        ============       ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      -------------------------------
                                                      2002 (a)     2001        2000
                                                      -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD............  $ 17.51     $ 16.22    $  15.63
                                                      -------     -------    --------
  Net Investment Income.............................     1.18        1.25        1.32
  Net Realized and Unrealized Gain/Loss.............      .18        1.24         .64
  Common Share Equivalent of Distributions Paid to
    Preferred Shareholders:
    Net Investment Income...........................     (.10)       (.32)       (.40)
    Net Realized Gain...............................     (.07)        -0-         -0-
                                                      -------     -------    --------
Total from Investment Operations....................     1.19        2.17        1.56
                                                      -------     -------    --------
Less Distributions Paid to Common Shareholders:
  Net Investment Income.............................     1.03         .88         .97
  Net Realized Gain.................................      .21         -0-         -0-
                                                      -------     -------    --------
NET ASSET VALUE, END OF THE PERIOD..................  $ 17.46     $ 17.51    $  16.22
                                                      =======     =======    ========
Common Share Market Price at End of the Period......  $ 15.80     $ 14.94    $13.5625
Total Return (b)....................................   14.56%      16.85%       6.41%
Net Assets at End of the Period (In millions).......  $ 471.6     $ 473.0    $  438.1
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares (c)..............................    1.41%       1.55%       1.68%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...................    6.89%       7.37%       8.44%
Portfolio Turnover..................................      33%         29%         31%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (c)..............................     .89%        .98%       1.03%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...................    6.30%       5.49%       5.86%
SENIOR SECURITIES:
Total Preferred Shares Outstanding..................   10,600      10,600      10,600
Asset Coverage Per Preferred Share (e)..............  $69,511     $69,623    $ 66,332
Involuntary Liquidating Preference Per Preferred
  Share.............................................  $25,000     $25,000    $ 25,000
Average Market Value Per Preferred Share............  $25,000     $25,000    $ 25,000

(a) As required effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .02%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

YEAR ENDED OCTOBER 31,
------------------------------------------------------------------------------
      1999       1998       1997       1996       1995       1994       1993
------------------------------------------------------------------------------
    $  17.64   $  17.29   $  16.58   $  16.58   $  15.03   $  17.95   $  15.56
    --------   --------   --------   --------   --------   --------   --------
        1.33       1.35       1.37       1.38       1.42       1.43       1.45
       (1.94)       .42        .74        .11       1.65      (2.84)      2.42
        (.32)      (.34)      (.35)      (.35)      (.38)      (.30)      (.29)
        (.02)      (.02)       -0-        -0-        -0-       (.01)      (.03)
    --------   --------   --------   --------   --------   --------   --------
        (.95)      1.41       1.76       1.14       2.69      (1.72)      3.55
    --------   --------   --------   --------   --------   --------   --------
         .99       1.00       1.05       1.14       1.14       1.14       1.08
         .07        .06        -0-        -0-        -0-        .06        .08
    --------   --------   --------   --------   --------   --------   --------
    $  15.63   $  17.64   $  17.29   $  16.58   $  16.58   $  15.03   $  17.95
    ========   ========   ========   ========   ========   ========   ========
    $13.6875   $  17.00   $ 16.125   $ 15.813   $  15.75   $  14.00   $ 17.375
     -13.97%     12.40%      8.92%      7.84%     21.15%    -13.12%     25.40%
    $  422.2   $  476.6   $  467.0   $  447.8   $  447.9   $  406.1   $  485.0
       1.61%      1.58%      1.60%      1.62%      1.68%      1.63%      1.59%
       7.87%      7.73%      8.16%      8.37%      8.96%      8.63%      8.56%
         33%        29%        40%        30%        15%        20%        20%
       1.02%      1.01%      1.01%      1.02%      1.04%      1.03%      1.01%
       6.00%      5.80%      6.06%      6.24%      6.55%      6.79%      6.87%
      10,600      5,300      5,300      5,300      5,300      5,300      5,300
    $ 64,827   $139,932   $138,116   $134,491   $134,501   $126,614   $141,509
    $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
    $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade Municipals (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2002, the Trust has $6,314,128 of when issued and delayed purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

    As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to November 1, 2001, the Trust did not accrete market discount on fixed income securities daily. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $948,540 increase in cost of securities and a corresponding $948,540 decrease in net unrealized appreciation based on securities held by the Trust on November 1, 2001.

    The effect of this change for the year ended October 31, 2002 was to increase net investment income by $100,809, decrease net unrealized depreciation by $148,129, and decrease net realized gains by $248,938. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At October 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $664,102,469
                                                                ============
Gross tax unrealized appreciation...........................    $ 60,210,268
Gross tax unrealized deprecation............................      (1,083,891)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 59,126,377
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended October 31, 2002 and 2001 was as follows:

                                                                 2002        2001
Distributions paid from:
  Ordinary income...........................................  $1,959,846    $28,658
  Long-term capital gain....................................   5,867,289        -0-
                                                              ----------    -------
                                                              $7,827,135    $28,658
                                                              ==========    =======

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the 2002 fiscal year have been identified and appropriately reclassified. A permanent book and tax difference relating to expenses which are not deductible for tax purposes totaling $37,179 has been reclassified from accumulated undistributed net investment income to paid in surplus.

    As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $1,106,072
Undistributed long-term capital gain........................     8,533,798

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions, and gains or losses recognized for tax purposes on open future transactions on October 31, 2002.

F. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Increase in net assets from operations" on the Statement of Operations and the Statements of Changes in Net Assets and as a component of the "Total from investment operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. Effective May 15, 2002, this fee was reduced from .20% to .05% of the average daily net assets of the Trust. The administrative

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2002, the Trust recognized expenses of approximately $43,600 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the year ended October 31, 2002, the Trust recognized expenses of approximately $58,700 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $231,949,474 and $251,318,518, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a par value of $100,000, for the year ended October 31, 2002, were as follows:

                                                                CONTRACTS
Outstanding at October 31, 2001.............................        -0-
Futures Opened..............................................      1,039
                                                                  -----
Outstanding at October 31, 2002.............................      1,039
                                                                  =====

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

    The futures contracts outstanding as of October 31, 2002, and the description and unrealized appreciation/depreciation were as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
Short Contracts:
  U.S. Treasury Notes 5 Year Futures, December 2002 (Current
    Notional Value of $113,734 per contract)................      839        $(108,441)
  U.S. Treasury Notes 10 Year Futures, December 2002
    (Current Notional Value of $114,719 per contract).......      200           83,525
                                                                -----        ---------
                                                                1,039        $ (24,916)
                                                                =====        =========

5. PREFERRED SHARES

The Trust has outstanding 10,600 Auction Preferred Shares ("APS") in four series. Series A, B, and C contain 3,000 shares each while Series D contains 1,600 shares. Dividends are cumulative and the dividend rate is currently reset through an auction process. The dividend period is 28 days for Series A, B, C and D. The average rate in effect on October 31, 2002 was 1.592%. During the year ended October 31, 2002, the rates ranged from 1.210% to 3.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Trust for Investment Grade Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen Trust for Investment Grade Municipals (the "Trust"), including the portfolio of investments, as of October 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000, were audited by other auditors whose report, dated December 9, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Trust for Investment Grade Municipals as of October 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 6, 2002

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER, & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2002. The Trust designated 99.7% of the income distributions as a tax-exempt income distribution. Additionally, during the period, the Trust designated and paid $5,867,289 as a long-term capital gain distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 12, 2002, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by common shareholders of the Trust:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
David C. Arch.........................................  24,302,911            361,654
Howard J Kerr.........................................  24,308,434            356,131

The other trustees of the Trust whose terms did not expire in 2002 are Hugo F. Sonnenschein, Rod Dammeyer, Theodore A. Myers, Richard F. Powers, III, and Wayne
W. Whalen.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Trust and their principal occupations for the last five years, other directorships held by the trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
David C. Arch (57)         Trustee      Trustee     Mr. Arch is Chairman and Chief Executive            37
Blistex Inc.                            since 1991  Officer of Blistex Inc., a consumer health
1800 Swift Drive                                    care products manufacturer, and former
Oak Brook, IL 60523                                 Director of the World Presidents
                                                    Organization-Chicago Chapter. Mr. Arch is also
                                                    a Trustee or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
David C. Arch (57)         Mr. Arch is a member of
Blistex Inc.               the Board of Directors of
1800 Swift Drive           the Heartland Alliance, a
Oak Brook, IL 60523        non-profit organization
                           serving human needs based
                           in Chicago.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Rod Dammeyer (62)          Trustee      Trustee     Mr. Dammeyer is President of CAC, llc., a           37
CAC, llc.                               since 1991  private company offering capital investment
676 North Michigan Avenue                           and management advisory services. Mr. Dammeyer
Suite 2800                                          is also a Trustee or Managing General Partner
Chicago, IL 60611                                   of other investment companies advised by the
                                                    Advisers. Prior to February 2001, Mr. Dammeyer
                                                    was Vice Chairman and Director of Anixter
                                                    International, Inc. and IMC Global Inc. Prior
                                                    to July 2000, Mr. Dammeyer was a Managing
                                                    Partner of Equity Group Corporate Investment
                                                    (EGI), a company that makes private
                                                    investments in other companies. Prior to 1997,
                                                    Mr. Dammeyer was President, Chief Executive
                                                    Officer and a Director of Great American
                                                    Management & Investment, Inc., a diversified
                                                    manufacturing company.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Rod Dammeyer (62)          Mr. Dammeyer is a member
CAC, llc.                  of the Board of Directors
676 North Michigan Avenue  of TeleTech Holdings
Suite 2800                 Inc., Stericycle, Inc.,
Chicago, IL 60611          GATX Corporation,
                           Therasence, Inc. and
                           Peregrine Systems Inc.
                           and a member of the Board
                           of Trustees of the
                           University of Chicago
                           Hospitals and Health
                           Systems. Prior to July
                           2000, Mr. Dammeyer was a
                           member of the Board of
                           Directors of Allied Riser
                           Communications Corp.,
                           Matria Healthcare Inc.,
                           Transmedia Networks,
                           Inc., CNA Surety, Corp.
                           and Grupo Azcarero Mexico
                           (GAM). Prior to April
                           1999, Mr. Dammeyer was a
                           Director of Metal
                           Management, Inc. Prior to
                           1998, Mr. Dammeyer was a
                           Director of Lukens, Inc.,
                           Capsure Holdings Corp.,
                           Revco D.S., Inc., the
                           Chase Manhattan
                           Corporation National
                           Advisory Board and Sealy,
                           Inc. Prior to 1997, Mr.
                           Dammeyer was a Director
                           of Flacon Building
                           Products, Inc.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Howard J Kerr (67)         Trustee      Trustee     Mr. Kerr is a Trustee or Managing General           37
736 North Western Avenue                since 1992  Partner of other investment companies advised
P.O. Box 317                                        by the Advisers. Prior to 1998, Mr. Kerr was
Lake Forest, IL 60045                               the President and Chief Executive Officer of
                                                    Pocklington Corporation, Inc., an Investment
                                                    holding company.
Theodore A. Myers (72)     Trustee      Trustee     Mr. Myers is a financial consultant. Mr. Myers      37
550 Washington Avenue                   since 1991  is also a Trustee or Managing General Partner
Glencoe, IL 60022                                   of other investment companies advised by the
                                                    Advisers. Prior to 1998, Mr. Myers was a
                                                    Senior Financial Advisor (and, prior to 1997,
                                                    an Executive Vice President, Chief Financial
                                                    Officer and Director) of Qualitech Steel
                                                    Corporation, a producer of high quality
                                                    engineered steels for automotive,
                                                    transportation and capital goods industries.
                                                    Prior to 1997, Mr. Myers was a member of the
                                                    Arthur Andersen Chief Financial Officers'
                                                    Committee.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Howard J Kerr (67)         Mr. Kerr is a Director of
736 North Western Avenue   Canbra Foods, Ltd., a
P.O. Box 317               Canadian oilseed
Lake Forest, IL 60045      crushing, refining,
                           processing and packaging,
                           operations, the Marrow
                           Foundation and Lake
                           Forest Bank & Trust.
Theodore A. Myers (72)     Mr. Myers is a Director
550 Washington Avenue      of Met Life Investors
Glencoe, IL 60022          (formerly known as COVA
                           Financial Life
                           Insurance). Prior to
                           1997, Mr. Myers was a
                           Director of McLouth
                           Steel.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Hugo F. Sonnenschein (62)  Trustee      Trustee     Mr. Sonnenschein is President Emeritus and          37
1126 E. 59th Street                     since 1994  Honorary Trustee of the University of Chicago
Chicago, IL 60637                                   and the Hutchinson Distinguished Service
                                                    Professor in the Department of Economics at
                                                    the University of Chicago. Prior to July 2000,
                                                    Mr. Sonnenschein was President of the
                                                    University of Chicago. Mr. Sonnenschein is a
                                                    member of the Board of Trustees of the
                                                    University of Rochester and a member of its
                                                    investment committee. Mr. Sonnenschein is a
                                                    member of the National Academy of Sciences,
                                                    the American Philosophical Society, and a
                                                    fellow of the American Academy of Arts and
                                                    Sciences. Mr. Sonnenschein is also a Trustee
                                                    or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Hugo F. Sonnenschein (62)  Mr. Sonnenschein is a
1126 E. 59th Street        Director of Winston
Chicago, IL 60637          Laboratories, Inc.

INTERESTED TRUSTEES*:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INTERESTED TRUSTEE         TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Richard F. Powers, III*    Chairman     Trustee     Mr. Powers is Chairman of the Board. Trustee/       96
(56)                                    since 1999  Director of funds in the Fund Complex. Prior
1 Parkview Plaza                                    to December 2002, Mr. Powers was Chairman,
Oakbrook Terrace, IL                                Director, President, Chief Executive Officer
60181                                               and Managing Director of Van Kampen; Chairman,
                                                    Director, Chief Executive Officer and Managing
                                                    Director of the Advisers, Distributor, Van
                                                    Kampen Advisors Inc. and Van Kampen Management
                                                    Inc.; Director of other subsidiaries of Van
                                                    Kampen; and Chief Sales and Marketing Officer
                                                    of Morgan Stanley Asset Management Inc. Prior
                                                    to May 1998, Mr. Powers was Executive Vice
                                                    President; and Director of Marketing of Morgan
                                                    Stanley and Director of Dean Witter Discover &
                                                    Co. and Dean Witter Realty. Prior to 1996, Mr.
                                                    Powers was Director of Dean Witter Reynolds
                                                    Inc.
Wayne W. Whalen* (63)      Trustee      Trustee     Mr. Whalen is a Partner in the law firm of          96
333 West Wacker Drive                   since 1991  Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                                   (Illinois), legal counsel to certain funds
                                                    advised by the Advisers. Mr. Whalen is a
                                                    Trustee, Director or Managing General Partner
                                                    of other funds advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(56)
1 Parkview Plaza
Oakbrook Terrace, IL
60181
Wayne W. Whalen* (63)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person to certain of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Mr. Powers is an interested person of such funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                             President and Chief Investment Officer of funds in the Fund
                                                              Complex. Prior to December 2000, Executive Vice President
                                                              and Chief Investment Officer of Van Kampen Investments, and
                                                              President and Chief Operating Officer of the Advisers. Prior
                                                              to April 2000, Executive Vice President and Chief Investment
                                                              Officer for Equity Investments of the Advisers. Prior to
                                                              October 1998, Vice President and Senior Portfolio Manager
                                                              with AIM Capital Management, Inc. Prior to February 1998,
                                                              Senior Vice President and Portfolio Manager of Van Kampen
                                                              American Capital Asset Management, Inc., Van Kampen American
                                                              Capital Investment Advisory Corp. and Van Kampen American
                                                              Capital Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
Mitchell M. Merin (49)        President and       Officer     President and Chief Executive Officer of funds in the Fund
1221 Avenue of the Americas   Chief Executive     since 2002  Complex since December 2002. Trustee/Director of certain
New York, NY 10020            Officer                         funds in the Fund Complex. President and Chief Operating
                                                              Officer of Morgan Stanley since December 1998. President and
                                                              Director since April 1997 and Chief Executive Officer since
                                                              June 1998 of Morgan Stanley Investment Advisors Inc. and
                                                              Morgan Stanley Services Company Inc. Chairman, Chief
                                                              Executive Officer and Director of Morgan Stanley
                                                              Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan Stanley Trust.
                                                              Director of various Morgan Stanley subsidiaries. President of the Morgan Stanley Funds since May 1999. Previously Chief
                                                              Strategic Officer of Morgan Stanley Investment Advisors Inc.
                                                              and Morgan Stanley Services Company Inc. and Executive Vice
                                                              President of Morgan Stanley Distributors Inc. April 1997-
                                                              June 1998, Vice President of the Morgan Stanley Funds May
                                                              1997-April 1999, and Executive Vice President of Dean
                                                              Witter, Discover & Co. prior to May 1997.
Joseph J. McAlinden (59)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc. and Director of Morgan
New York, NY 10020                                            Stanley Trust for 5 years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of Americas       Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
New York, NY 10020                                            Distributor, Investor Services and certain other
                                                              subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (47)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1998  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                                   [VAN KAMPEN INVESTMENTS LOGO]
                    Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
                                    VGM ANR 12/02              Member NASD/SIPC.
                                                                8832L02-AS-12/02